July 21, 2021

BNY MELLON INVESTMENT FUNDS I

– BNY Mellon International Equity Fund

Supplement to Current Summary Prospectus and Prospectus

Effective on or about September 30, 2021 (the "Effective Date"), the following information will supersede and replace the information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited (Newton), to serve as the fund's sub-investment adviser.

Paul Markham is the fund's primary portfolio manager. He has held that position since the fund's inception. Mr. Markham is an investment manager for global equities and a member of the global model group at Newton and chairs Newton's global equity ex-U.S. model group.

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As of the Effective Date, the following information will supersede and replace the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Paul Markham is the fund's primary portfolio manager. He has held that position since the fund's inception. Mr. Markham is an investment manager for global equities and a member of the global model group at Newton and chairs Newton's global equity ex-U.S. model group. He joined Newton in 1998.

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